TAXES ON INCOME	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rate:

The corporate tax rate in Israel was 24% in 2017, 25% in 2016 and 26.5% in 2015.

On December 31, 2016, the Israeli Parliament's Plenum approved by a second and third reading the Bill for Amending the Income Tax Ordinance (No. 217) (Reduction of Corporate Tax Rate) which consists of the reduction of the corporate tax rate for development area A (relates to Company's manufacturing plant in Bar-Lev industrial zone) from 9% to 7.5%, effective January, 2017 (tax rate for Company's manufacturing plant in Sdot-Yam will remain unchanged at 16%). In addition starting January, 2018, the regular tax rate in Israel was reduced to 23%.

2.	Foreign Exchange Regulations:

Commencing in taxable year 2014, the Company has elected to measure its taxable income in Israel and file its tax return under the Israeli Income Foreign Tax Regulations (the “Foreign Exchange Regulations”). Under the Foreign Exchange Regulations, an Israeli company must calculate its tax liability in U.S. Dollars according to certain orders and then translated into NIS according to the exchange rate as of December 31 of each year. For taxable years up to 2013, the Company measured its taxable income and filed its tax returns in NIS.

3.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company," as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, primarily amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

According to the Law for the Encouragement of Capital Investments, 1959 (the "Encouragement Law"), the Company is entitled to various tax benefits by virtue of the "Preferred Enterprise" status granted to its enterprises, in accordance with the Encouragement Law.

The Company chose to be taxed according to the "Preferred Enterprise" track under Amendment No. 68 to the Encouragement Law (the "Amendment No. 68"). In order to implement Amendment No. 68 and to be taxed under the "Preferred Enterprise" track, the Company waived the tax benefits of the previous tracks -"Approved Enterprise" and "Beneficiary Enterprise" - under the Encouragement Law, starting from the 2011 tax year.

The principal benefits by virtue of the Encouragement Law are the following:

Tax benefits and reduced tax rates under the Preferred Enterprise track:

In order to receive benefits as a "Preferred Enterprise," Amendment No. 68 states certain conditions must be met. The basic condition for receiving the benefits under Amendment No. 68 is that the enterprise contributes to the country's economic growth and is a competitive factor for the gross domestic product (a "competitive enterprise"). In order to comply with this condition, the Encouragement Law prescribes various requirements. As for industrial enterprises, in each tax year, one of the following conditions must be met:

1.	Its main field of activity is biotechnology or nanotechnology as approved by the Head of the Administration of Industrial Research and Development.

2.
The industrial enterprise's sales revenues in a specific market during the tax year do not exceed 75% of its total sales for that tax year. A "market" is defined as a separate country or customs territory.

3.
At least 25% of the industrial enterprise's overall revenues during the tax year were generated from the enterprise's sales in a specific market with a population of at least 14 million starting from 2012 tax year.

The tax rate on preferred income form a Preferred Enterprise in 2014 and onwards was 16% (relates to Company's manufacturing plant in Sdot-Yam) and in development area A - 9%. In 2017, the tax rate on preferred income from a Preferred Enterprise will be 16%  and in development area A – 7.5% (relates to Company's manufacturing plant in Bar-Lev industrial zone).

Amendment No. 68 also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20% from 2014 and onwards (or a reduced rate under an applicable double tax treaty). Upon a distribution of a dividend to an Israeli company, no withholding tax is remitted.

Since the Company chose to apply the provisions of Amendment No. 68, by submitting the waiver form before June 30, 2015, the Company is eligible to distribute taxed earnings derived from a Beneficiary Enterprise and/or Approved Enterprise to an Israeli company without being subject to withholding tax.

In development area A, in addition to the tax benefits, as mentioned above, some of the Company's facilities are eligible for grants at rate of 20% and/or loans, subject to an approval of the Israeli Investment Center.

Accelerated depreciation:

The Company is eligible for a deduction of accelerated depreciation on machinery and equipment used by the Approved Enterprise or the Beneficiary Enterprise or the Preferred Enterprise at a rate of 200% (or 400% for buildings) from the first year of the asset's operation.

Conditions for entitlement to benefits:

The above mentioned benefits are contingent upon the fulfillment of the conditions stipulated by the Encouragement Law, regulations published thereunder and the letters of approval for the investments in the Preferred Enterprises, as discussed above. Non-compliance with the conditions may cancel all or part of the benefits and require a refund of the amount of the benefits, including interest. The Company's management believes that the Company is meeting the aforementioned conditions.

Of the Company's retained earnings as of December 31, 2017, approximately $22,316 is tax-exempt earnings attributable to its Approved Enterprise programs and $17,438 is tax-exempt earnings attributable to its Beneficiary Enterprise program. The tax-exempt income attributable to the Approved and Beneficiary Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the Approved Enterprise in the year in which the income was earned, as if it was not under the "Alternative benefits track" (taxed at the rate of no more than 24% as of December 31, 2017). Under the Encouragement Law, tax-exempt income generated under the Beneficiary Enterprise status or the Approved Enterprise status will be taxed, among other things, upon a dividend distribution or complete liquidation in accordance with the Encouragement Law. The Company's policy is not to distribute such dividends from tax-exempt income derived from Approved/Beneficiary Enterprises.

As of December 31, 2017, if the income attributed to the Approved Enterprise would have been distributed as a dividend, the Company would have incurred a tax liability of approximately $5,356. If income attributed to the Beneficiary Enterprise would have been distributed as a dividend, including upon liquidation, the Company would have incurred a tax liability of approximately $4,185. These amounts would be recorded as an income tax expense in the period in which the Company decides to declare the dividend.

b.	Non-Israeli subsidiaries taxation:

Non-Israeli subsidiaries are taxed based on tax laws in their countries of residence.
Statutory tax rates for Non-Israeli subsidiaries are as follows:
Company incorporated in United States - 40% tax rate (federal and state).
Company incorporated in Australia - 30% tax rate.
Company incorporated in Singapore - 17% tax rate.
Company incorporated in Canada – 26.5% tax rate.
Company incorporated in England – 20% tax rate.

Israeli income taxes and foreign withholding taxes were not provided for undistributed earnings of the Company's foreign subsidiaries (excluding the Company's subsidiary in Canada). The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act of 2017 (“TCJA”) into legislation. The TCJA includes numerous changes to existing tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%. The rate reduction takes effect on January 1, 2018. The Company recognized a net tax benefit of $1,026 associated with enactment of the TCJA in Income tax expense in its Consolidated Statements of Income of 2017, due to a re-measurement of deferred tax assets and liabilities.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2017	2016
Deferred tax assets (liabilities):
Intangible assets	$461	$474
Other temporary differences (1)	5,776	6,264
Temporary differences related to inventory (2)	6,544	6,917
Carryforward losses, deductions and credits (3)	1,162	390
Less-valuation allowance	(903)	(390)
Total net deferred tax assets	13,040	13,655

Deferred tax liabilities
Property and equipment	(8,919)	(14,654)
Intangible assets	(591)	(1,949)
Other temporary differences	(222)	(120)

Total deferred tax liabilities	(9,732)	(16,723)

Deferred tax assets (liabilities), net	$3,308	$(3,068)

(1)	Deriving mainly from provision for bad debts, labor related and warranty provision. The increase mainly related to provision for loss contingencies and settlement with the Israeli tax authorities.
(2)	Deriving mainly from the provision for slow moving inventory and IRS section 263(a).
(3)	Certain subsidiaries have tax loss carry-forwards totaling approximately $5,850 which can be carried forward and offset against taxable income, these carry-forward tax losses have no expiration date.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the schedule of reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

d.	A reconciliation of the Company's effective tax rate to the statutory tax rate in Israel is as follows:

	Year ended December 31,
	2017	2016	2015

Income before taxes on income	$34,960	$89,486	$93,301

Statutory tax rate in Israel	24%	25%	26.5%

Income taxes at statutory rate	$8,390	$22,372	$24,725

Increase (decrease) in tax expenses resulting from:
Tax benefit arising from reduced rate as an "Preferred Enterprise"	(4,832)	(11,904)	(13,232)
Non-deductible expenses, net	1,604	1,560	1,073
Adjustment for change in tax law	(1,026)	-	-
Increase (decrease) in taxes from prior years	(104)	44	(513)
Increase (decrease) in taxes resulting from tax settlement with tax authorities	-	(151)	-
Tax adjustment in respect of foreign subsidiaries' different tax rates	1,593	1,320	693
Uncertain tax position	1,453	(158)	1,034
Changes in valuation allowance	502	52	(21)
Others	(178)	(132)	84

Income tax expense	$7,402	$13,003	$13,843

Effective tax rate	21%	15%	15%

Per share amounts (basic) of the tax benefit resulting from an "Preferred Enterprise"	$(0.14)	$(0.34)	$(0.38)
Per share amounts (diluted) of the tax benefit resulting from an "Preferred Enterprise"	$(0.14)	$(0.34)	$(0.37)

e.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2017	2016	2015

Domestic	$24,451	$75,729	$81,020
Foreign	10,509	13,757	12,281

	$34,960	$89,486	$93,301

f.	Tax expenses on income are comprised as follows:

	Year ended December 31,
	2017	2016	2015

Current taxes	$13,778	$13,966	$6,792
Deferred taxes	(6,376)	(963)	7,051

	$7,402	$13,003	$13,843

Domestic	$3,838	$8,319	$9,892
Foreign	3,564	4,684	3,951

	$7,402	$13,003	$13,843

g.	Tax assessments:

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2017:

Israel 2015-present
Australia 2012-present
Canada 2010-present
United States 2015-present
Singapore 2011-present
England 2016-present

h.	Uncertain tax positions:

The balances at December 31, 2017 and 2016 include a liability for unrecognized tax benefits of  $2,737 and $1,284, respectively, for tax positions which are uncertain of being sustained.

A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

Gross tax liabilities at January 1, 2015	$417

Increase in tax positions for current year	493
Increase of tax position of prior years	541
Foreign currency adjustments	(9)

Gross tax liabilities at December 31, 2015	1,442

Increase in tax positions for current year	594
Increase in tax position of prior years	270
Decrease related to settlement with the tax authorities	(1,022)

Gross tax liabilities at December 31, 2016	1,284

Increase in tax positions for current year	1,201
Increase of tax position of prior years	252

Gross tax liabilities at December 31, 2017	$2,737

The Company believes that an adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company's tax audits are resolved in a manner not consistent with management's expectations, the Company could be required to adjust the provision for income taxes in the period such resolution occurs. The Company does not expect uncertain tax positions to change significantly over the next 12 months, except in the case of settlements with tax authorities, the likelihood and timing of which is difficult to estimate.